Prospectus Supplement

August 6, 2025

Morgan Stanley Institutional Liquidity Funds

Supplement dated August 6, 2025 to the Morgan Stanley Institutional Liquidity Funds Prospectus dated February 28, 2025

Government Portfolio
Treasury Portfolio
Treasury Securities Portfolio
(the "Funds")

Advisor Class

Effective immediately, the section of the Prospectus titled "Shareholder Information—Distributions" will be deleted in its entirety and replaced with the following:

The Fund passes substantially all of its earnings along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions." The Adviser does not anticipate that there will be significant capital gain distributions.

The Fund declares income dividends daily on each business day and pays them monthly to shareholders. Dividends are based on estimates of income, expenses and shareholder activity for the Fund. Actual income, expenses and shareholder activity may differ from estimates and differences, if any, will be included in the calculation of subsequent dividends. Short-term capital gains, if any, are distributed periodically. Long-term capital gains, if any, are distributed at least annually. The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

If your purchase order is received in good order by the Fund prior to the below times, then you will be a shareholder of record as of that business day. You will no longer be a shareholder of record on the business day on which your redemption order is received in good order by the Fund prior to the below times.

Government Portfolio	As of 5:00 p.m. Eastern time
Treasury Portfolio	As of 5:00 p.m. Eastern time
Treasury Securities Portfolio	As of 3:00 p.m. Eastern time

If your purchase order is received in good order by the Fund prior to the above times, then you begin to earn dividends on the next business day, and if your redemption order is received in good order by the Fund prior to the above times, you will earn a dividend through that day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders as of such respective times on the preceding business day on which the Fund was open for business.

Please retain this supplement for future reference.

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